                                                                   EXHIBIT 10.83


                                             Agreement No.______________________

                              B. BRAUN MEDICAL INC.
                                    AGREEMENT
                                       FOR
                             VISTA(R) BASIC IV PUMPS

THIS AGREEMENT ("Agreement") is by and between CORAM HEALTHCARE CORPORATION., as debtor ("Customer") and B. Braun Medical Inc. ("B.Braun").

B. Braun Medical Inc. ("B.Braun") hereby agrees to sell to Customer, and Customer hereby agrees to purchase from B.Braun, the products described below (collectively, the "Equipment") on the terms and conditions in this Agreement:

  QUANTITY   CATALOG/ REORDER #       DESCRIPTION        PRICE PER UNIT   EXTENDED PRICE
  --------   ------------------       -----------        --------------   --------------
                                                                                           ----------------------------------------
                                                                                           TOTAL EXTENDED PRICE        $751,000.00
     500          637-102         VISTA BASIC IV PUMPS      $1,502.00       $751,000.00      LESS TRADE-IN            ($125,000.00)
                                                                                           NET EXTENDED PRICE         ($626,000.00)
B.Braun will also credit Customer for returning the following products to                  EXTENDED LIMITED WARRANTY    $48,000.00
B.Braun as a trade in:                                                                                                -------------

     500         TRADE INS          BAXTER 3030 PUMPS       ($250.00)      ($125,000.00)   TOTAL PURCHASE PRICE        $674,000.00
                                                                                           ----------------------------------------


TRADE-INS. Customer shall ship all trade-in products to B.Braun, free and clear of all liens and encumbrances, within seventy-five (75) days after its receipt of the Equipment. If the trade-in products are not sent to B.Braun as required herein, Customer will not receive a trade-in credit for the amount of the shortfall, and B.Braun will invoice Customer for the shortfall amount. Customer shall pay such invoice within then (10) days of the invoice date. Customer represents and warrants that it has good and marketable title to the trade-in products and has the right to transfer such products to B.Braun.

PURCHASE PRICE. Customer shall pay to B.Braun a TOTAL PURCHASE PRICE OF $674,000.00 (THE "PURCHASE PRICE"). The Purchase Price is exclusive of any freight or shipping costs and any sales, use, or other taxes, which shall be added to the invoice amount. If Customer is tax exempt, it shall provide B.Braun with a copy of its tax exemption certificate to avoid being charged sales tax.

PAYMENT. $337,000.00 of the Purchase Price is due by wire transfer of funds from Customer to B.Braun upon execution of this Agreement, and the remaining balance of the Purchase Price is due by wire transfer of funds from Customer to B.Braun on April 12, 2003, (or upon the delivery date of all 500 units of Equipment, if sooner). Notwithstanding the foregoing, in the event that not all 500 units of Equipment are delivered by April 12, 2003, Customer shall deduct from the second wire transfer such amount equal to the shortfall amount multiplied by $674.00, and pay the balance amount owing when B.Braun delivers Customer the amount of the shortfall).

DELIVERY. B.Braun shall deliver the Equipment to Customer by April 12, 2003. All Equipment will be shipped to the following address: c/o Medical Specialties Distributors, 704 Oak Creek Drive, Lombard, Illinois 60148. Shipment of the Equipment will be made F.O.B. origin. All shipping dates quoted whether verbal or written are approximate only.

WARRANTIES. The standard product warranty and the Extended Limited Warranty, described in the Extended Warranty Program Agreement (collectively, the "Product Warranty") made by B.Braun is attached hereto and made a part of this Agreement. The Purchase Price includes the cost of the Extended Limited Warranty, which will cover the Equipment, in a accordance with its terms, for a period of one year after expiration of the two year standard product warranty. Notwithstanding the terms of the Product Warranty, the rights of "Customer" thereunder shall extend to any entity that is the successor to Customer pursuant to an approved plan of reorganization in Customer's bankruptcy case No. 00-3299.

USE, ALTERATIONS. Customer agrees to use and operate the Equipment in a careful and lawful manner, and shall use the Equipment only for the purposes and in accordance with the instructions indicated on the labeling of or included with the Equipment. Customer represents that it has examined the Equipment and that it is acceptable and clinically suitable for Customer's purposes. Customer shall not remove or alter any trademarks, tradenames, labels or serial numbers that are on the Equipment.

COMPLIANCE WITH LAWS, REPORTING AND DEVICE TRACING. Customer shall comply with all applicable laws, rules and regulations applicable to the purchase, operation, maintenance and use of the Equipment. Customer acknowledges that it is familiar with the Safe Medical Devices Act of 1990 (the "Devices Act") and the reporting obligations imposed on device users thereunder. In this regard, Customer agrees to notify B.Braun within ten (10) days of the occurrence of any event identified in the Devices Act imposing a reporting obligation on Customer and/or B.Braun (except for events representing an imminent hazard that requires notification to the United States Food and Drug Administration (the "FDA") within seventy-two hours, in which case, such notice will be delivered to the other party immediately). Customer shall maintain adequate tracking for the Equipment to enable B.Braun to meet the FDA requirements applicable to the tracking of medical devices.

REIMBURSEMENT REPORTING. If any pricing hereunder constitutes a discount or other reduction in price under Section 1128(b)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(A), Customer shall disclose the discount or reduction in price to the full extent required under any state or federal program which provides cost or charge based reimbursement to Customer for Equipment covered hereunder. This Act requires, among other things, that Customer fully and accurately report on any claim or request for payment it submits to Medicare and Medicaid the actual purchase price paid by Customer for the Equipment, net of any discounts, rebates or allowances provided to Customer hereunder.

MISCELLANEOUS:

B.Braun shall be excused from any delay in, or impossibility of, performance due to any cause beyond its or its supplier's or sub-contractor's control, including but not limited to, acts of God, war, acts of government, regulatory agencies or judicial bodies, acts of Customer or third parties, raw materials shortages, energy or fuel shortages, fire, flood, strike or labor trouble, sabotage, or delay in obtaining labor, materials, equipment or transportation. In the event of any such delay, B.Braun may allocate the Equipment among all of its customers, without penalty or liability.

In no event shall B.Braun be liable to Customer for any indirect, incidental, special, consequential or punitive damages (including damages for lost profits) arising out of or in connection with the sale, delivery, use, performance or service of the Equipment, or otherwise, whether based in contract, warranty, tort (including negligence) or any other legal or equitable theory. B.Braun's total liability for any claim related to this Agreement or the Equipment shall not exceed the Purchase Price of the Equipment out of which such claim arose.

B.Braun agrees to indemnify and hold Customer and its successors and assigns harmless from and against any and all liability, damages and claims (including expenses of litigation, investigator's fees and attorneys' fee, settlements and damages) asserted by persons other than Customer arising from or related to defects in materials and/or workmanship of the Equipment, except to any extent due to the acts or omissions of Customer or its employees, agents or representatives or any other party. Customer shall immediately submit all such claims to B.Braun and B.Braun shall control the defense thereof. If Customer desires to join any defense of such claim, it shall be entitled to do so at its sole cost and expense. Customer agrees to cooperate with B.Braun and its counsel.

This Agreement is made under Pennsylvania law, excluding its laws of conflict of law. Any claims or causes of action relating to this Agreement or the Equipment shall be tried by a court and not a jury. CUSTOMER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL IN ANY SUCH ACTION OR CLAIMS. If any clause herein is determined invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain valid and enforceable to the fullest extent permitted by law.

Customer hereby represents and warrants that (i) the transactions contemplated by this Agreement are within the ordinary course of Customer's business,(ii) it has the right and power to enter into this Agreement and to perform all of its obligations hereunder; (iii) this Agreement, when executed and delivered to B.Braun will be a legal, valid and binding obligation of Customer enforceable against it in accordance with its terms, and (iv) neither the execution of this Agreement nor Customer's performance of its obligations hereunder conflicts with or contravenes any other contract, agreement or instrument to which Customer or its assets or property is bound.

This Agreement, and any attachments checked in the box below, constitutes the entire agreement between the parties with respect to the subject matter hereof. Any terms or conditions on any purchase order or other document that is inconsistent or additional shall be without force and effect. All prior negotiations, representations, discussions, or agreements concerning the subject matter hereof, whether express or implied, oral or written, are cancelled and of no force and effect. The obligations, rights and liabilities of the parties under the provisions of this Agreement shall survive this Agreement in accordance with their terms.

This Agreement may be executed in one or more counterparts, all of which shall constitute one original agreement for all purposes. Any and all counterpart signatures may be executed by facsimile or electronic means and any signature so executed shall be deemed an original signature of the executing party.

Intending to be legally bound hereby, the parties have caused their duly authorized representatives to execute and deliver this Agreement as of the date set forth below.


CORAM HEALTHCARE CORPORATION            Date Signed by Customer: 3-28-03
                                                                --------------




By: /s/ SCOTT R. DANITZ
   ----------------------------------
                (Signature)

Name: Scott R. Danitz
      -------------------------------
             (Type or print name)

Title: Senior Vice President, CFO &
       Treasurer
      -------------------------------




B. BRAUN MEDICAL INC.


By: /s/ DOUGLAS J SHAVER                Date Signed by B. Braun:  3-28-03
   ----------------------------------                            --------------
                 (Signature)

Name:  Douglas J Shaver
       ------------------------------
               (Type or print name)

Title: General Manager, OPM Division
      -------------------------------






--------------------------------------------------------------------------------
FOR INTERNAL USE ONLY:                  ADDITIONAL FORMS ATTACHED
Shipping Date: __________________       [X]  Product Warranty
Other: __________________________       [X]  Extended Warranty Program Agreement
--------------------------------------------------------------------------------

                              B. BRAUN MEDICAL INC.
                         Vista(TM) Basic Infusion Device
                                PRODUCT WARRANTY

B. Braun Medical Inc. ("B.Braun") warrants to and only to the original purchaser or lessee ("Customer") of the Vista(TM) Basic Infusion Device ("Equipment") that reasonable care has been used in the manufacture of each unit of Equipment and that, when properly used and maintained by Customer, it shall be free from defects in material and workmanship in accordance with its specifications for a period of two (2) years from the date of shipment of such Equipment by B.Braun ("Warranty Period"). Any unit of Equipment that is found by B.Braun not to meet these standards within this Warranty Period will, at B.Braun's sole option, be repaired or replaced without charge. Any defective unit of Equipment or component thereof should be returned promptly to B.Braun, properly packaged and with postage prepaid by Customer. Customer shall provide labor for the removal of defective Equipment and installation of its replacement, and shall bear all risk of loss or damage while in transit. In the event no breach of warranty is discovered by B.Braun upon receipt of any returned item, the item will be returned to Customer at Customer's expense.

This Warranty is valid only if the Equipment is operated and maintained as described in B.Braun's operator's manuals, supplements or other operating instructions. This Warranty shall not apply to any Equipment or component thereof if (1) any repairs, alterations, or other work has been performed on the Equipment or any component thereof by anyone other than B.Braun or a technician or repair facility authorized in writing by B.Braun; (2) the Equipment is altered in any manner that, in B.Braun's sole judgement, affects its stability or reliability; (3) the alleged condition or defect is a result of the misuse, improper cleaning or improper handling, negligence, accident or improper maintenance of any party; (4) the Equipment is not used in accordance with its instructions for use furnished by B.Braun or is not used for its intended purpose.

Any defect or condition that has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, or that is otherwise excluded from this Warranty, will be repaired by B.Braun at its then current repair charges. In this case, upon the request of Customer, B.Braun will submit an estimate of the repair cost to Customer prior to making any repairs.

This Warranty does not extend to damages to, or resulting in whole or in part from the use of, components, accessories, parts or supplies not supplied by B.Braun for use with the Equipment. Products or components not manufactured by B.Braun are not warranted by B.Braun, and Customer must rely on the warranties, if any, provided directly be the manufacturer of such product or component.

EXCEPT AS EXPRESSLY PROVIDED HEREIN, B.BRAUN MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED BY OPERATION OF LAW OR OTHERWISE WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The sole and exclusive remedy of Customer for breach by B.Braun of any warranty shall be limited, at B.Braun's sole election, to the repair or replacement of the unit of Equipment or any component thereof. In no event shall B.Braun be liable to Customer for any indirect, incidental, special, consequential or punitive damages (including damages for lost profits) arising out of or in connection with the delivery, use or service of any Equipment or the performance, use or inability to use the Equipment or otherwise, whether based in contract, warranty, tort (including negligence) or any other legal or equitable theory.

B.Braun neither assumes, nor authorizes any person to assume for it, any additional liability or responsibility in connection with the Equipment and no agent, employee or representative of B.Braun has the right to modify or expand the warranties set forth herein and no such modification or expansion should by relied upon by Customer.


          B. BRAUN MEDICAL INC. 824 TWELFTH AVENUE, BETHLEHEM, PA 18018
                        CUSTOMER SUPPORT 1 (800) 627-7867                2/3/03

                              B. BRAUN MEDICAL INC.

                       EXTENDED WARRANTY PROGRAM AGREEMENT


The undersigned Coram Healthcare Corporation, as debtor ("Customer") is purchasing 500 Vista Basic IV Pumps (the "Equipment") from B. Braun Medical Inc. ("B.Braun") under its purchase agreement dated March 28, 2003 (the "Contract").

In connection with the Contract, Customer has elected to purchase from B.Braun the following additional product warranty:

TYPE AND PERIOD OF WARRANTY PURCHASED BY CUSTOMER:

Extended Limited Warranty for a period of one (1) year at a purchase price of $96.00 per unit of Equipment per year, for an aggregate purchase price of $48,000.00 per year (said period to commence upon termination of the Warranty Period under B.Braun's Product Warranty for the Vista(TM) Basic Infusion Device).

PAYMENT:

The applicable purchase price set forth above shall be referred to as the "Annual Warranty Price." The Annual Warranty Price shall be paid by Customer to B.Braun as provided in the Contract. This Extended Warranty Program Agreement is subject to the terms and conditions in the Contract, and the Contract is hereby incorporated herein, by reference thereto.

WARRANTY DESCRIPTION:

The Extended Limited Warranty Program provides for repair by factory trained technicians at the manufacturing facility, subject to the terms of this agreement. The Extended Limited Warranty shall commence immediately after expiration of B.Braun's standard factory warranty covering such type of equipment (which is two year from date of shipment). During the Extended Limited Warranty period, B.Braun shall repair or replace, at B.Braun's option and at no cost to Customer, any unit of Equipment determined by B.Braun to have defects in material or workmanship. To initiate the repair or replacement of a defective unit of Equipment, Customer must notify B.Braun at (800) 627-PUMP and fully complete and deliver to B.Braun a Returned Material Authorization Form ("RMA"). All defective items must be properly packaged and shipped freight prepaid to B.Braun at the address indicated on the RMA. Any loss or damage during shipment of any defective Equipment to B.Braun shall be at the sole risk of Customer. Only Equipment appearing on an RMA shall be acceptable for repair or replacement. If B.Braun determines that any defect or condition in any unit of Equipment has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, B.Braun shall repair the item at a cost to Customer equal to its then current repair charges. In such case, B.Braun shall provide Customer with an estimate of the repair cost prior to making any repairs.

WARRANTY EXCLUSIONS

The Extended Limited Warranty shall not apply:

         o to any cosmetic upgrades, including cosmetic bezels, case tops, case bottoms and key pads;

         o if any condition or defect is a result of the misuse, improper cleaning or improper handling, negligence, abuse, accident or improper maintenance of any party other than B.Braun;

         o if the Equipment and/or the repair kit is not used in accordance with its instructions for use furnished by B.Braun or is not used for its intended purpose;

         o if any repairs, alterations, or other work has been performed on the Equipment or any component thereof by anyone other than B.Braun or a technician or repair facility authorized in writing by B.Braun; or

         o the Equipment is altered in any manner that, in B.Braun's sole judgement, affects its stability or reliability;

Batteries are not included in the Extended Limited Warranty. The Extended Limited Warranty is valid only if the Equipment is operated and maintained as described in B.Braun's operator's manuals, supplements or other operating instructions. This Extended Limited Warranty does not extend to damages to, or resulting in whole or in part from the use of, components, accessories, parts or supplies not supplied by B.Braun for use with the Equipment. Products or components not manufactured by B.Braun are not warranted by B.Braun, and Customer must rely on the warranties, if any, provided directly be the manufacturer of such product or component.

Any defect or condition that has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, or that is otherwise excluded from this Warranty, will be repaired by B.Braun at its then current repair charges. In this case, upon the request of Customer, B.Braun will submit an estimate of the repair cost to Customer prior to making any repairs.

EXCLUSIVE REMEDY

EXCEPT AS EXPRESSLY PROVIDED HEREIN, B.BRAUN MAKES NO WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED BY OPERATION OF LAW OR OTHERWISE WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE SOLE AND EXCLUSIVE REMEDY OF CUSTOMER FOR BREACH BY B.BRAUN OF ANY WARRANTY PURCHASED BY CUSTOMER HEREIN SHALL BE LIMITED, AT B.BRAUN'S SOLE ELECTION, TO THE REPAIR OR REPLACEMENT OF THE UNIT OF EQUIPMENT OR ANY COMPONENT THEREOF OR THE SERVICES PROVIDED. IN NO EVENT SHALL B.BRAUN BE LIABLE TO CUSTOMER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOST PROFITS) ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR SERVICE OF ANY EQUIPMENT OR THE PERFORMANCE, USE OR INABILITY TO USE THE EQUIPMENT OR OTHERWISE, WHETHER BASED IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE THEORY.

B.Braun neither assumes, nor authorizes any person to assume for it, any additional liability or responsibility in connection with the Equipment and no agent, employee or representative of B.Braun has the right to modify or expand the warranties set forth herein and no such modification or expansion should by relied upon by Customer.

TERM

The Extended Limited Warranty shall remain in effect for the period identified on the front page of this agreement, unless terminated earlier by B. Braun due to Customer's failure to pay any amounts due hereunder. In the event of termination by B. Braun, B. Braun shall be entitled to the Annual Warranty Price for the remainder of the warranty period as if such termination did not occur.

This Extended Warranty Program Agreement shall not become effective unless signed below by B. Braun.

Agreed to:


CORAM HEALTHCARE CORPORATION,               B. BRAUN MEDICAL INC.
as debtor


By:  /s/ SCOTT R. DANITZ                    By: /s/ DOUGLAS J. SHAVER
   ---------------------------------           --------------------------------
       (Customer Signature)                         (Authorized Signature)

Print Name: Scott R. Danitz                 Print Name: Douglas J. Shaver
           -------------------------                   ------------------------

Title Senior Vice President, CFO &          Title General Manager, OPM Division
      Treasurer                                  ------------------------------
     -------------------------------

Date 3-28-03                                Date 3-28-03
    --------------------------------            -------------------------------